TCW FUNDS, INC.

Supplement Dated April 28, 2011 to the Prospectus

Dated February 28, 2011

On page 35 under the heading “TCW Value Opportunities Fund - Portfolio Managers” effective June 30, 2011, the references to Susan Suvall and John Gibbons are deleted and replaced with the following:

Name	Experience with the Fund	Primary Title with Investment Advisor

Diane E. Jaffee	Appointed June 2011	Group Managing Director

On pages 79-81, all information pertaining to Susan Suvall and John Gibbons is deleted effective June 30, 2011, and replaced with the following:

Portfolio Manager	Business Experience During Last 5 Years

Diane E. Jaffee	Group Managing Director, the Advisor, TCW Asset Management Company and Trust Company of the West

Please retain this Supplement with your Prospectus for future reference.

Psupp 4/28/11